Exhibit 99.1 Dine Brands Global, Inc. SFIG Conference Presentation February 2020Exhibit 99.1 Dine Brands Global, Inc. SFIG Conference Presentation February 2020

Disclosures “Dine Brands”, “Company”, “us” and “our” refer to Dine Brands Global, Inc. and its direct and indirect subsidiaries. “Barclays” refers to Barclays Capital Inc. The content of this presentation is as of February 25, 2020. The Company assumes no obligation to update or supplement this information. Statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters or other series incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; and other factors discussed from time to time in the Company’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company’s other filings with the Securities and Exchange Commission. Opinions and estimates included in this investor presentation constitute Dine Brands’ judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. The forward- looking statements contained in this presentation are made as of the date hereof and the Company does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. This investor presentation is confidential and is intended only for the use of the person(s) to whom it is presented and/or delivered by Dine Brands or Barclays. It may not be reproduced (in whole or in part) nor may its contents be divulged to any other person or affiliate without the prior written consent of Dine and Barclays. Notwithstanding the foregoing, the recipient (which includes each employee, representative, or other agent of the recipient) is hereby expressly authorized to disclose to any and all persons, without limitation of any kind, the tax structure and U.S. federal income tax treatment of the proposed transaction and all materials of any kind (including opinions and other tax analysis), if any, that are provided to the recipient related to the tax structure and U.S. federal income tax treatment. This investor presentation contains references to Dine Brands’ trademarks and service marks. Solely for convenience, trademarks and trade names referred to in this investor presentation may appear without the ® or SM symbols, but such references are not intended to indicate, in any way, that Dine Brands will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. In addition, this investor presentation contains trade names, trademarks and logos of other companies, which Dine Brands and its subsidiaries do not own. Such inclusion is for illustrative purposes only. Dine Brands does not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. Non-GAAP Financial Measures This presentation includes references to the Company’s non-GAAP financial measures “Adjusted EBITDA” and “Adjusted free cash flow.” Adjusted EPS is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any gain or loss related to the disposition of assets, and other items deemed not reflective of current operations. This is presented on an aggregate basis and a per share (diluted) basis. Adjusted EBITDA is computed for a given period by deducting from net income or loss for such period the effect of any closure and impairment charges, any interest charges, any income tax provision or benefit, any non-cash stock-based compensation, any depreciation and amortization, any gain or loss related to the disposition of assets and other items deemed not reflective of current operations. “Adjusted free cash flow” for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable, less capital expenditures. Management may use certain of these non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions. Management uses adjusted free cash flow in its periodic assessments of, among other things, the amount of cash dividends per share of common stock and repurchases of common stock and we believe it is important for investors to have the same measure used by management for that purpose. Adjusted free cash flow does not represent residual cash flow available for discretionary purposes. Additionally, adjusted EPS is one of the metrics used in determining payouts under the Company’s annual cash incentive plan. Management believes that these non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Company’s performance compared to prior periods and the marketplace. Adjusted EPS and adjusted free cash flow are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP. © 2020 Dine Brands Global, Inc. All Rights Reserved. 1Disclosures “Dine Brands”, “Company”, “us” and “our” refer to Dine Brands Global, Inc. and its direct and indirect subsidiaries. “Barclays” refers to Barclays Capital Inc. The content of this presentation is as of February 25, 2020. The Company assumes no obligation to update or supplement this information. Statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters or other series incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; and other factors discussed from time to time in the Company’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company’s other filings with the Securities and Exchange Commission. Opinions and estimates included in this investor presentation constitute Dine Brands’ judgment and are subject to change without notice, as are statements about market trends, which are based on current market conditions. The forward- looking statements contained in this presentation are made as of the date hereof and the Company does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. This investor presentation is confidential and is intended only for the use of the person(s) to whom it is presented and/or delivered by Dine Brands or Barclays. It may not be reproduced (in whole or in part) nor may its contents be divulged to any other person or affiliate without the prior written consent of Dine and Barclays. Notwithstanding the foregoing, the recipient (which includes each employee, representative, or other agent of the recipient) is hereby expressly authorized to disclose to any and all persons, without limitation of any kind, the tax structure and U.S. federal income tax treatment of the proposed transaction and all materials of any kind (including opinions and other tax analysis), if any, that are provided to the recipient related to the tax structure and U.S. federal income tax treatment. This investor presentation contains references to Dine Brands’ trademarks and service marks. Solely for convenience, trademarks and trade names referred to in this investor presentation may appear without the ® or SM symbols, but such references are not intended to indicate, in any way, that Dine Brands will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. In addition, this investor presentation contains trade names, trademarks and logos of other companies, which Dine Brands and its subsidiaries do not own. Such inclusion is for illustrative purposes only. Dine Brands does not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies. Non-GAAP Financial Measures This presentation includes references to the Company’s non-GAAP financial measures “Adjusted EBITDA” and “Adjusted free cash flow.” Adjusted EPS is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any gain or loss related to the disposition of assets, and other items deemed not reflective of current operations. This is presented on an aggregate basis and a per share (diluted) basis. Adjusted EBITDA is computed for a given period by deducting from net income or loss for such period the effect of any closure and impairment charges, any interest charges, any income tax provision or benefit, any non-cash stock-based compensation, any depreciation and amortization, any gain or loss related to the disposition of assets and other items deemed not reflective of current operations. “Adjusted free cash flow” for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable, less capital expenditures. Management may use certain of these non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions. Management uses adjusted free cash flow in its periodic assessments of, among other things, the amount of cash dividends per share of common stock and repurchases of common stock and we believe it is important for investors to have the same measure used by management for that purpose. Adjusted free cash flow does not represent residual cash flow available for discretionary purposes. Additionally, adjusted EPS is one of the metrics used in determining payouts under the Company’s annual cash incentive plan. Management believes that these non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Company’s performance compared to prior periods and the marketplace. Adjusted EPS and adjusted free cash flow are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP. © 2020 Dine Brands Global, Inc. All Rights Reserved. 1

Agenda Company Overview IHOP and Applebee’s Update Financial Performance Appendix 2Agenda Company Overview IHOP and Applebee’s Update Financial Performance Appendix 2

Company Overview Company OverviewCompany Overview Company Overview

Business Overview

IHOP Founded 1958

Applebee's Founded 1980

3,628 Total Restaurants

$7.5 BILLION in system-wide sales as of 2019

#1 in U.S. Family and Casual dining[(1)]

98% Franchised Model[(2)]

Expanding **international** presence

Key Markets: Canada, Latin America, Mexico and the Middle East

$910 MILLION 2019 Revenue

$281 MILLION 2019 Adj. EBITDA[(3)]

Industry-leading margins and significant cash generation

Diversified sources of cash flow, including stable rental and financing operating segments

Note: Units and system-wide sales represent global figures.

1. June 17, 2019 issue of *Nation's Restaurant News*; IHOP #1 ranking is by 2018 system-wide sales in family dining. Applebee's #1 ranking is by 2018 unit count for casual dining.
2. Dine completed the purchase of 69 Applebee's restaurants on December 12, 2018. The Company intends to own and operate these restaurants for the foreseeable future; however, Dine will assess and monitor opportunities to refranchise these restaurants under favorable circumstances.
3. See Appendix for EBITDA reconciliation.

DINE BRANDS

3

Dine Brands Highlights

- #1 U.S. Family & Casual Dining Brands[(1)] with Significant Scale
- Favorable Guest Dynamics with Nearly 50% of Guests Age 34 and Younger
- Strong Franchisee Base
- Stable EBITDA Growth Drives Delevering
- Consistent IHOP Unit Growth Driving System-Wide Sales Growth
- Predictable, Recurring Franchise Royalty Stream
- Asset-Light, Highly-Franchised Business Model Drives Robust Margins and Cash Flow
- Stable and Resilient Adjusted EBITDA Growth

1. June 17, 2019 issue of *Nation's Restaurant News*; IHOP #1 ranking is by 2018 system-wide sales in family dining. Applebee's #1 ranking is by 2018 unit count for casual dining.

4

Our Two Iconic Brands at a Glance

IHOP

- Founded in 1958
- #1 among Family Dining restaurants in the U.S.[1]
- IHOP system has 1,841 locations globally

- 2019 system-wide sales: $3.5 billion
- 2019 franchise revenue: $205 million[3]
- 2019 average unit volume: $1.9 million[4]
- Two-year stacked U.S. same-restaurant sales: 2.6%[5]



International 7%
13 Countries
United States 93%
All 50 states

Applebee's Grill + Bar

- Founded in 1980
- #1 among Casual Dining restaurants in the U.S.[1]
- Applebee's system has 1,787 locations globally

- 2019 system-wide sales: $4.1 billion[2]
- 2019 franchise revenue: $164 million[3]
- 2019 average unit volume: $2.5 million[4]
- Two-year stacked U.S. same-restaurant sales: 4.3%[5]



International 7%
12 Countries
United States 93%
All 50 states

1. June 17, 2019 issue of *Nation's Restaurant News*; IIHOP #1 ranking is by 2018 system-wide sales in family dining. Applebee's #1 ranking is by 2018 unit count for casual dining.
2. Applebee's system-wide sales excludes international.
3. Excludes advertising revenue.
4. Excludes international restaurants and company-operated restaurants.
5. Two-year stacked same-restaurant sales data for Fiscal Years 2018 and 2019. IHOP same-restaurant sales data includes area license restaurants beginning in Q1 2019.

DINE BRANDS

5

Dine Brands Highlights since 2019-1 WBS th IHOP posted its 8 consecutive quarter of positive same-restaurant sales growth, lapping over its strongest quarterly same-restaurant sales increase in 3 years IHOP marked at least 14 years of positive net unit development with an average of 42 net new units annually Applebee’s franchisees completed three transactions in 2019, bringing new and deeply experienced operators into the domestic system Virtually all Applebee’s domestic franchisees agreed to extend the increase in the ad fund contribution rate from 3.5% to 4.25% through 2020 th Applebee’s 69 company-owned restaurants are ranked 6 in performance in 2019 based on same-restaurant sales Some of the newest Applebee’s franchisees ranked among the top in 2019 based on same- restaurant sales (1) (2) De-levered by approximately 0.3x in 2019 to 4.6x , with Covenant Adjusted EBITDA up 3% compared to 2018 6 1. Based on Net Debt / Adjusted EBITDA. 2. See Appendix for EBITDA reconciliation.Dine Brands Highlights since 2019-1 WBS th IHOP posted its 8 consecutive quarter of positive same-restaurant sales growth, lapping over its strongest quarterly same-restaurant sales increase in 3 years IHOP marked at least 14 years of positive net unit development with an average of 42 net new units annually Applebee’s franchisees completed three transactions in 2019, bringing new and deeply experienced operators into the domestic system Virtually all Applebee’s domestic franchisees agreed to extend the increase in the ad fund contribution rate from 3.5% to 4.25% through 2020 th Applebee’s 69 company-owned restaurants are ranked 6 in performance in 2019 based on same-restaurant sales Some of the newest Applebee’s franchisees ranked among the top in 2019 based on same- restaurant sales (1) (2) De-levered by approximately 0.3x in 2019 to 4.6x , with Covenant Adjusted EBITDA up 3% compared to 2018 6 1. Based on Net Debt / Adjusted EBITDA. 2. See Appendix for EBITDA reconciliation.

IHOP and Applebee’s Update IHOP and Applebee’s UpdateIHOP and Applebee’s Update IHOP and Applebee’s Update

Same-Restaurant Sales Momentum

Quarterly Two-Year Stacked Same-Restaurant Sales


IHOP (1)
Black Box Intelligence
Family Dining Category
Applebee's Grill + Bar
Black Box Intelligence
Casual Dining Category
2.6%
2.2%
2.7%
1.2%
4.1%
0.3%
(1.2%)
0.3%
0.6%
2.5%
4.8%
5.1%
5.1%
6.1%
1.0%
1.9%
0.2%
0.5%
0.3%
1.5%
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19

208 bps of average outperformance over last 5 quarters (2)

355 bps of average outperformance over last 5 quarters (2)

DINE BRANDS

Note: Black Box indices reflect Casual Dining for Applebee's and Family Dining for IHOP.
1. IHOP same-restaurant sales data includes area license restaurants beginning in Q1 2019.
2. Outperformance based on two-year stacked same-restaurant sales for each of the past 5 quarters.

7

Favorable Guest Dynamics IHOP Guest Age Demographics Applebee’s Guest Age Demographics 24% 26% 37% 44% 25% 27% 27% 25% 31% 51% of guests 47% of guests 30% 21% 18% are age 34 are age 34 20% 17% and below 15% and below 13% (1) (2) Family Dining . Casual Dining Under 18 18-34 35-54 55+ Under 18 18-34 35-54 55+ Source: NPD Consumer Reports on Eating Share Trends (CREST). 8 1. Includes Denny’s, Cracker Barrel, Bob Evans and Panera. 2. Includes Chili’s, Ruby Tuesday, TGI Fridays, Outback and Olive Garden.Favorable Guest Dynamics IHOP Guest Age Demographics Applebee’s Guest Age Demographics 24% 26% 37% 44% 25% 27% 27% 25% 31% 51% of guests 47% of guests 30% 21% 18% are age 34 are age 34 20% 17% and below 15% and below 13% (1) (2) Family Dining . Casual Dining Under 18 18-34 35-54 55+ Under 18 18-34 35-54 55+ Source: NPD Consumer Reports on Eating Share Trends (CREST). 8 1. Includes Denny’s, Cracker Barrel, Bob Evans and Panera. 2. Includes Chili’s, Ruby Tuesday, TGI Fridays, Outback and Olive Garden.

Leveraging Technology for Our Brands • Invested significantly to enable brand Brand initiatives Overview — Server tablets to allow table-side ordering — Enhanced website and mobile app functionality — Carside arrival notification — Enabling guests to pay in-restaurant on their own device Dining (3) Occasions — Modernizing our restaurant POS system 9Leveraging Technology for Our Brands • Invested significantly to enable brand Brand initiatives Overview — Server tablets to allow table-side ordering — Enhanced website and mobile app functionality — Carside arrival notification — Enabling guests to pay in-restaurant on their own device Dining (3) Occasions — Modernizing our restaurant POS system 9

IHOP OverviewIHOP Overview

IHOP's Consistent Restaurant Development

- Continued domestic development with plans to grow units ~2% to ~4% annually
  - Over the last decade through 2019, IHOP's franchisees developed an average of ~61 gross restaurants and ~40 net new restaurants annually
- Plans to implement new development analytics software and tools to identify additional whitespace opportunities
- Revisit franchisee MSDAs to accelerate development
- Significant growth opportunities in urban and rural areas
  - New small prototype being explored (under 3,000 sq. ft.)
- Strong focus on non-traditional unit development
  - Entered into franchise development agreement with TravelCenters of America to open 94 IHOP restaurants over the next five years, with ~15 planned to open in 2020
- Launched Flip'd by IHOP as a new fast casual concept with validation currently underway

Traditional


IHOP

Urban



Flip'd by IHOP



TravelCenters



DINE BRANDS
10
IHOP

Growing IHOP’s Off-Premise Business Off-Premise Comp Sales Since 2017 Delivery Coverage OFF-PREMISE AVERAGE CHECK 1,587 Restaurants with 1+ DSP Online Average Check 35% 28% Higher 32.3% $21.23 30% $16.57 25% 20% 15% 11.1% Q4 2019 Q4 2019 10% FY 2017 FY 2019 Call-in Orders Online Orders 11 Source: Internal Company data. DART domestic POST comp day restaurants (excluding SRP) – gross food price before DSP fees.Growing IHOP’s Off-Premise Business Off-Premise Comp Sales Since 2017 Delivery Coverage OFF-PREMISE AVERAGE CHECK 1,587 Restaurants with 1+ DSP Online Average Check 35% 28% Higher 32.3% $21.23 30% $16.57 25% 20% 15% 11.1% Q4 2019 Q4 2019 10% FY 2017 FY 2019 Call-in Orders Online Orders 11 Source: Internal Company data. DART domestic POST comp day restaurants (excluding SRP) – gross food price before DSP fees.

Building on IHOP’s Positive Performance We began this journey on a foundation of 4 strategic initiatives; as we transition to a growth story, we continue to invest in all 4 initiatives Running great Being where Reinventing the Driving traffic restaurants the Guest is Guest experience • Achieved all-time • Cultural relevance • Off-premise growth – • 1:1 Relationship high OSAT scores in in ALL channels across the Guest 2019 • Long-term menu journey, life cycle and strategy and evolving • Expand our portfolio all channels • Tech and Ops dining habits of smaller footprint investments to restaurants • Thoughtfully evolve – alleviate labor • Develop the PM day and remodel – the pressure part in-restaurant experience • Loyalty / CRM 12Building on IHOP’s Positive Performance We began this journey on a foundation of 4 strategic initiatives; as we transition to a growth story, we continue to invest in all 4 initiatives Running great Being where Reinventing the Driving traffic restaurants the Guest is Guest experience • Achieved all-time • Cultural relevance • Off-premise growth – • 1:1 Relationship high OSAT scores in in ALL channels across the Guest 2019 • Long-term menu journey, life cycle and strategy and evolving • Expand our portfolio all channels • Tech and Ops dining habits of smaller footprint investments to restaurants • Thoughtfully evolve – alleviate labor • Develop the PM day and remodel – the pressure part in-restaurant experience • Loyalty / CRM 12

IHOP Overview Applebee’s OverviewIHOP Overview Applebee’s Overview

Applebee’s Performance Update • Marked improvement in the health of our Applebee’s franchisees, with virtually no bad debt by the end of 2019 • 4-wall EBITDA margins in the low double-digits after royalties and advertising fees are paid • Franchisee leverage ratios have returned to the levels of 2015 / 2016 • 2019 marked the completion of strategic closures, which began in 2017 • Applebee’s franchisees completed 9 transactions over the last two years, representing approximately 170 restaurants • PWC restaurant profitability achieved approximately 200 basis points of cost reduction in restaurant P&Ls since 2018 13Applebee’s Performance Update • Marked improvement in the health of our Applebee’s franchisees, with virtually no bad debt by the end of 2019 • 4-wall EBITDA margins in the low double-digits after royalties and advertising fees are paid • Franchisee leverage ratios have returned to the levels of 2015 / 2016 • 2019 marked the completion of strategic closures, which began in 2017 • Applebee’s franchisees completed 9 transactions over the last two years, representing approximately 170 restaurants • PWC restaurant profitability achieved approximately 200 basis points of cost reduction in restaurant P&Ls since 2018 13

Off-Premise Relevance To-Go Comp Sales • Sustainable off-premise growth driven by traffic 22.9% • Growth engine, highly incremental • Ongoing optimization (technology, 11.1% packaging, service) • Best-positioned brand in CDR • Actively implementing delivery FY 2017 FY 2019 14 Source: Internal Company data and projections.Off-Premise Relevance To-Go Comp Sales • Sustainable off-premise growth driven by traffic 22.9% • Growth engine, highly incremental • Ongoing optimization (technology, 11.1% packaging, service) • Best-positioned brand in CDR • Actively implementing delivery FY 2017 FY 2019 14 Source: Internal Company data and projections.

Applebee’s Sustained Growth Strategy 1. Restaurant Excellence 2. Technology Investment 3. World-Class Marketing 4. Off-Premise Relevance 5. Culinary Innovation 6. Expect to Return to Net Unit Growth Over the Next Year 15Applebee’s Sustained Growth Strategy 1. Restaurant Excellence 2. Technology Investment 3. World-Class Marketing 4. Off-Premise Relevance 5. Culinary Innovation 6. Expect to Return to Net Unit Growth Over the Next Year 15

Historical Financial PerformanceHistorical Financial Performance

Improved Margin Performance and Cash Flow Generation

98% franchised, asset-lite business model generates significant profit on new revenue, industry-leading margins and substantial adjusted free cash flow

Adjusted EBITDA Margin[1]



46%
54%[2]
51%
57%[2]
45%
2017A
2018A
2019A
Highly Franchised Peer Median[3]
Family / Casual Dining Peer Median[4]

Adjusted Free Cash Flow[5]



$63
$141
$149
2017A
2018A
2019A

DINE BRANDS

1. Dine EBITDA margin excludes advertising revenues. Dine figures represent Covenant Adjusted EBITDA. See Appendix for EBITDA reconciliation.
2. Dotted lines reflect Dine EBITDA margins excluding advertising revenue and company-operated restaurants.
3. Highly Franchised peers include Denny's, Dominos, Dunkin', Restaurant Brands International, Wendy's, Jack in the Box and Papa John's. Margin calculated excluding advertising revenue for Denny's, Dominos, Dunkin' and Wendy's.
4. Family / Casual Dining peers include Darden, Cracker Barrel, Brinker, Texas Roadhouse, Bloomin', Cheesecake Factory, BJ's, and Red Robin. Margin calculated excluding advertising revenue for Red Robin.
5. See appendix for reconciliation of the Company's cash provided by operating activities to adjusted free cash flow.

16

Asset-Light Business Model Generates Robust Margin Profile

- Highly franchised business model generates impressive Adj. EBITDA margins with minimal direct exposure to fluctuations in commodity and labor costs
- 93% Adj. EBITDA to free cash flow conversion[1] due to minimal capital expenditure requirements

LTM EBITDA Margin Benchmarking



44.7%
21.0%
13.9%
12.8%
10.8%
9.6%
DINE BRANDS (2)
Denny's (2)
DARDEN
Cracker Barrel
BRINKER INTERNATIONAL
BLOOMIN' BRANDS

LTM (EBITDA - Capex) Margin Benchmarking



41.6%
15.5%
8.6%
8.4%
6.6%
5.3%
DINE BRANDS (2)
Denny's (2)
Cracker Barrel
DARDEN
BRINKER INTERNATIONAL
BLOOMIN' BRANDS

Source: Company filings.
Note: LTM reflects latest reported four trailing quarters for each peer and LTM Q4 2019 figures for Dine.
1. Conversion defined as (Adj. EBITDA - Capex) / Adj. EBITDA. See Appendix for EBITDA reconciliation.
2. EBITDA margin calculated excluding advertising revenues from total revenue. See Appendix for Dine EBITDA reconciliation.

17

Historical Financial Performance (1) System-Wide Units System-Wide Sales ($bn) $8.0 $7.7 $7.6 $7.5 $7.4 3,749 3,716 3,722 (2) $0.0 3,668 3,628 $0.0 $0.0 $0.1 Company-Op. $0.0 $3.2 $3.2 $3.4 $3.3 $3.5 1,733 1,683 1,786 1,831 1,841 $4.7 $4.4 $4.1 $4.2 $4.0 2,033 2,016 1,936 1,837 1,787 2015 2016 2017 2018 2019 (3) IHOP % SSS 4.5% (0.1%) (1.9%) 1.5% 1.1% 2015 2016 2017 2018 2019 Applebee’s % SSS 0.2% (5.0%) (5.3%) 5.0% (0.7%) (4) (4) Adj. EBITDA Adj. EBITDA – Capex ($mm) (% Margin) ($mm) (% Conversion) 98% 95% 95% 95% 93% 56% 53% $360 100% 53% $360 60% 50% (5) 45% $270 75% $270 45% $297 $303 $289 $294 $281 $273 $261 $259 $249 $235 $180 50% $180 30% $90 25% $90 15% $0 0% $0 0% (4) (4) (4) (4) 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 (6) (7) Adj. EBITDA % Margin Adj. EBITDA less Capex % Conversion 1. Figures may not sum due to rounding. 5. Dine EBITDA margin excluding advertising revenue and company-operated revenue is 57% in 2019, compared to 54% in 2. Includes Applebee’s company-operated sales of $131.2 million. 2018. 3. IHOP same-restaurant sales includes area license restaurants beginning in Q1 2019. 6. Dine EBITDA margin excludes advertising revenues. Dine figures represent Covenant Adjusted EBITDA. See Appendix 18 4. As adjusted to give effect to ASC 606 using the full retrospective transition method. See Appendix for EBITDA for EBITDA reconciliation. reconciliation. 7. Conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA. Historical Financial Performance (1) System-Wide Units System-Wide Sales ($bn) $8.0 $7.7 $7.6 $7.5 $7.4 3,749 3,716 3,722 (2) $0.0 3,668 3,628 $0.0 $0.0 $0.1 Company-Op. $0.0 $3.2 $3.2 $3.4 $3.3 $3.5 1,733 1,683 1,786 1,831 1,841 $4.7 $4.4 $4.1 $4.2 $4.0 2,033 2,016 1,936 1,837 1,787 2015 2016 2017 2018 2019 (3) IHOP % SSS 4.5% (0.1%) (1.9%) 1.5% 1.1% 2015 2016 2017 2018 2019 Applebee’s % SSS 0.2% (5.0%) (5.3%) 5.0% (0.7%) (4) (4) Adj. EBITDA Adj. EBITDA – Capex ($mm) (% Margin) ($mm) (% Conversion) 98% 95% 95% 95% 93% 56% 53% $360 100% 53% $360 60% 50% (5) 45% $270 75% $270 45% $297 $303 $289 $294 $281 $273 $261 $259 $249 $235 $180 50% $180 30% $90 25% $90 15% $0 0% $0 0% (4) (4) (4) (4) 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 (6) (7) Adj. EBITDA % Margin Adj. EBITDA less Capex % Conversion 1. Figures may not sum due to rounding. 5. Dine EBITDA margin excluding advertising revenue and company-operated revenue is 57% in 2019, compared to 54% in 2. Includes Applebee’s company-operated sales of $131.2 million. 2018. 3. IHOP same-restaurant sales includes area license restaurants beginning in Q1 2019. 6. Dine EBITDA margin excludes advertising revenues. Dine figures represent Covenant Adjusted EBITDA. See Appendix 18 4. As adjusted to give effect to ASC 606 using the full retrospective transition method. See Appendix for EBITDA for EBITDA reconciliation. reconciliation. 7. Conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA.

Appendix AppendixAppendix Appendix

Sources of Securitization Collections

Securitization Net Collections	IHOP	Applebee's	Total	%
		2019		
Domestic Franchised Restaurants Revenue	$139.2	$154.8	$294.0	76%
Company Restaurant Royalties	-	5.0	5.0	1%
Rental Operations Cash Flow	-	-	41.8	11%
Product Profitability	-	-	25.4	7%
Financing Operations Cash Flow	-	-	17.3	4%
Other Securitization Income, Net[1]	-	-	3.0	1%
Total Securitization Revenues	-	-	$386.5	100%

- 76% of Total Securitization Revenues are from recurring Domestic Franchised Restaurants Revenues
  - 40% and 36% of Total Securitization Revenues come from Applebee's and IHOP Domestic Franchised Restaurant Revenues, respectively
- IHOP accounts almost exclusively for the remaining 24% of Total Securitization Collections, including Rental Operations Cash Flow, Product Profitability, Financing Operations Cash Flow and Other Securitization Income, Net
- 69 Company Restaurants generated ~1% of Total Securitization Revenues


Company Restaurant Royalties & Other Securitization Income, Net 1%
Financing Operations Cash Flow 4%
Product Profitability 7%
Rental Operations Cash Flow 11%
Domestic Franchised Restaurants Revenue - Applebee's 40%
Domestic Franchised Restaurants Revenue - IHOP 36%
76% from Domestic Franchised Restaurant Revenues

19

1. Includes $2.1 million in asset disposition proceeds.

Adjusted Free Cash Flow Reconciliation Twelve Month Period Ended December 31, ($ in millions) 2017 2018 2019 Cash Flows Provided by Operating Activities $65.7 $140.3 $155.2 Receipts from Notes and Equipments Contracts Receivable 10.6 14.9 13.0 Additions to Property and Equipment (13.3) (14.3) (19.4) Adjusted Free Cash Flow $63.0 $140.9 $148.8 20Adjusted Free Cash Flow Reconciliation Twelve Month Period Ended December 31, ($ in millions) 2017 2018 2019 Cash Flows Provided by Operating Activities $65.7 $140.3 $155.2 Receipts from Notes and Equipments Contracts Receivable 10.6 14.9 13.0 Additions to Property and Equipment (13.3) (14.3) (19.4) Adjusted Free Cash Flow $63.0 $140.9 $148.8 20

Adjusted EBITDA Reconciliation ($ in thousands) Twelve Month Period Ended December 31, (1) (1) 2016 2017 2015 2018 2019 Reconciliations: Net income (loss) $ 1 04,923 $ 1 01,002 $ (342,750) $ 80,354 $ 1 04,346 Income tax expense (benefit) 63,726 56,850 (85,559) 30,254 34,142 Interest Charges 77,226 73,749 72,280 71,538 71,779 Depreciation and amortization 32,840 30,606 30,648 32,175 42,492 EBITDA $ 278,715 $ 262,207 $ (325,381) $ 214,321 $ 252,759 Adjustments: Loss on extinguishment of debt - - $10 $866 $8,276 (Gain)/loss on disposition of assets: (901) 3,280 (6,249) (625) (332) Stock-based compensation 8,987 11,029 10,875 11,442 12,451 Impariment and closure charges 2,576 2,621 535,602 2,107 1,453 Separation costs 5,362 1,510 8,845 1,206 2,614 Franchisor advertising contribution - - 8,931 31,234 (1,234) Litigation & other legal expenses 2,476 2,108 1,617 3,612 2,331 Business optimization costs - 1,394 7,061 983 - Recruiting, relocation & retention 3,741 4,905 4,258 2,234 1,551 (3) Other 2,524 5,410 3,232 5,650 653 Covenant Adjusted EBITDA $ 303,480 $ 294,464 $ 248,801 $ 273,030 $ 280,522 1. As adjusted to give effect to ASC 606 using the full retrospective transition. 2. Includes impairment of goodwill and tradename of $531.6 million in fiscal 2017. Other impairment and closure charges primarily related to the closure of restaurants and restaurant support center. 3. Other includes (a) federal, state, local and foreign taxes based on income, profits or capital, including franchise, excise or 21 similar taxes, unless otherwise disclosed in the income tax provision above, (b) facility, office, store, restaurant or business unit closures or consolidations unless otherwise disclosed in other line items above, (c) foreign currency translation gain/(loss), (d) franchise conference expenses, (e) Board of Director services and (f) systems establishment costs.Adjusted EBITDA Reconciliation ($ in thousands) Twelve Month Period Ended December 31, (1) (1) 2016 2017 2015 2018 2019 Reconciliations: Net income (loss) $ 1 04,923 $ 1 01,002 $ (342,750) $ 80,354 $ 1 04,346 Income tax expense (benefit) 63,726 56,850 (85,559) 30,254 34,142 Interest Charges 77,226 73,749 72,280 71,538 71,779 Depreciation and amortization 32,840 30,606 30,648 32,175 42,492 EBITDA $ 278,715 $ 262,207 $ (325,381) $ 214,321 $ 252,759 Adjustments: Loss on extinguishment of debt - - $10 $866 $8,276 (Gain)/loss on disposition of assets: (901) 3,280 (6,249) (625) (332) Stock-based compensation 8,987 11,029 10,875 11,442 12,451 Impariment and closure charges 2,576 2,621 535,602 2,107 1,453 Separation costs 5,362 1,510 8,845 1,206 2,614 Franchisor advertising contribution - - 8,931 31,234 (1,234) Litigation & other legal expenses 2,476 2,108 1,617 3,612 2,331 Business optimization costs - 1,394 7,061 983 - Recruiting, relocation & retention 3,741 4,905 4,258 2,234 1,551 (3) Other 2,524 5,410 3,232 5,650 653 Covenant Adjusted EBITDA $ 303,480 $ 294,464 $ 248,801 $ 273,030 $ 280,522 1. As adjusted to give effect to ASC 606 using the full retrospective transition. 2. Includes impairment of goodwill and tradename of $531.6 million in fiscal 2017. Other impairment and closure charges primarily related to the closure of restaurants and restaurant support center. 3. Other includes (a) federal, state, local and foreign taxes based on income, profits or capital, including franchise, excise or 21 similar taxes, unless otherwise disclosed in the income tax provision above, (b) facility, office, store, restaurant or business unit closures or consolidations unless otherwise disclosed in other line items above, (c) foreign currency translation gain/(loss), (d) franchise conference expenses, (e) Board of Director services and (f) systems establishment costs.

Dine Brands Global, Inc. February 2020Dine Brands Global, Inc. February 2020